                             LXR BIOTECHNOLOGY INC.

                        1993 DIRECTORS STOCK OPTION PLAN

                       As adopted on December 8, 1993 and
              as amended as of October 4, 1994 and December 1, 1995

      1. PURPOSE. This 1993 Directors Stock Option Plan (this "Plan") is established to provide equity incentives for nonemployee members of the Board of Directors of LXR Biotechnology Inc. (the "Company") who are described in Section
6.1 below, by granting such persons options to purchase shares of stock of the Company.

      2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors (the "Board") of the Company. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, within twelve months after the date that it is adopted by the Board. After adoption of this Plan by the Board, options ("Options") may be granted under this Plan provided that, in the event that stockholder approval is not obtained within the time period provided herein, this Plan, and all Options granted hereunder, shall terminate. Following adoption by the Board of a material amendment to this Plan requiring stockholder approval pursuant to Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Options may be granted under this Plan in accordance with such material amendment, provided that, any such Option shall not be exercisable prior to the time such material amendment has been approved by the stockholders of the Company and provided further that, in the event stockholder approval is not obtained within the time period provided herein, all such Options granted pursuant to such material amendment shall terminate. No Option that is issued as a result of any increase in the number of shares authorized to be issued under this Plan shall be exercised prior to the time such increase has been approved by the stockholders of the Company and all such Options granted pursuant to such increase shall similarly terminate if such stockholder approval is not obtained. So long as the Company is subject to
Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to stockholder approval.

      3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the Common Stock, $0.0001 par value per Share, of the Company.

      4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 200,000 Shares, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the

                                                1993 Directors Stock Option Plan
                                               As amended as of December 1, 1995

Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

      5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

      6. ELIGIBILITY AND AWARD FORMULA.

           6.1 Eligibility. Options may be granted only to directors of the Company who are not employees of the Company or any Parent, Subsidiary or Affiliate of the Company, as those terms are defined in Section 18 below (each an "Optionee").

           6.2 Option Grant. Each Optionee who was a member of the Board on the date that this Plan was first adopted by the Board shall automatically be granted an Option for 5,000 Shares on March 31 of each calendar year, commencing March 31, 1995, provided the Optionee is still a member of the Board. Each Optionee who on or after October 5, 1994 becomes a member of the Board shall automatically be granted an Option for 5,000 Shares on the date such Optionee becomes a member of the Board, and on each anniversary of joining the Board, if the Optionee is still a member of the Board, each such Optionee shall automatically be granted an additional Option for 5,000 Shares.

           6.3 Chairman of the Board Grant. An Optionee who on or after December 1, 1995 is or becomes "Chairman of the Board" shall automatically be granted an additional Option for 10,000 Shares on the later of December 1, 1995 or the date such Optionee becomes "Chairman of the Board".

           6.4 Maximum Shares. No grant will be made if such grant will cause the number of Shares issued or subject to outstanding Options under this Plan to exceed the number specified in Section 4 above.

      7. TERMS AND CONDITIONS OF OPTIONS. Subject to the following and to
Section 6 above:

           7.1 Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

           7.2 Vesting. The date of grant of each Option is the respective "Start Date" for each such Option. Each Option granted under the Plan will vest as to twenty percent


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
                                                1993 Directors Stock Option Plan
                                               As amended as of December 1, 1995

(20%) of the Shares subject to it on the date one year after the Start Date and will vest as to an additional 1.667% of the Shares each calendar month thereafter, so long as the Optionee continuously remains a director of the Company.

           7.3 Exercise Price. The exercise price of an Option shall be the Fair Market Value (as defined in Section 18.4) of the Shares, at the time that the Option is granted.

           7.4 Termination of Option. Except as provided below in this Section, each Option shall expire ten years after the Start Date (the "Expiration Date"). The Option shall cease to vest if Optionee ceases to be a member of the Board. The date on which Optionee ceases to be a member of the Board shall be referred to as the "Termination Date." An Option may be exercised after the Termination Date only as set forth below:

               (a) Termination Generally. If Optionee ceases to be a member of the Board for any reason except death or disability, each Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the Expiration Date.

               (b) Death or Disability. If Optionee ceases to be a member of the Board because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Revenue Code"), each Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

      8. EXERCISE OF OPTIONS.

           8.1 Notice. Options may be exercised only by delivery to the Company of an exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

           8.2 Payment. Payment for the Shares may be made (a) in cash or by check; (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National

                                                1993 Directors Stock Option Plan
                                               As amended as of December 1, 1995

Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

           8.3 Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable.

           8.4 Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always be subject to the following limitations:

               (a) An Option shall not be exercisable until such time as the Plan or, in the case of Options granted pursuant to an amendment to the number of shares that may be issued pursuant to the Plan, the amendment has been approved by the stockholders of the Company in accordance with Section 16 hereof.

               (b) An Option shall not be exercisable unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws, as they are in effect on the date of exercise.

               (c) The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

      9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

      10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.


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
                                                1993 Directors Stock Option Plan
                                               As amended as of December 1, 1995

      11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

      12. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Option granted under this Plan shall confer on any Optionee any right to continue as a director of the Company.

      13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange or national market system on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws, stock exchange or national market system.

      l4. RESTRICTIONS ON SHARES. The Company may reserve to itself or its assignee(s) in the Grant, a right to repurchase any or all unvested shares held by an Optionee upon the Optionee's termination of service with the Company for any reason at the Optionee's original exercise price. Such repurchase rights shall lapse in accordance with the exercise period set forth in Section 7.2 above.

      15. ASSUMPTION OF OPTIONS BY SUCCESSORS. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company, or any other transaction which qualifies as a "corporate transaction" under Section 424 of the Revenue Code wherein the stockholders of the Company give up all of their equity interest in the Company, the vesting of all options granted pursuant to the Plan will accelerate and the options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

      16. AMENDMENT OR TERMINATION OF PLAN. The Committee may at any time terminate or amend this Plan but not the terms of any outstanding option; provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of Sections 4 and 11 above) or change the class of persons eligible to receive Options. Further, the provisions in Sections 6 and 7 of this Plan shall not be amended more than once every six


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
                                                1993 Directors Stock Option Plan
                                               As amended as of December 1, 1995

(6) months, other than to comport with changes in the Revenue Code, the Employee Retirement Income Security Act or the rules thereunder. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

      17. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten (10) years from the date this Plan is adopted by the Board of Directors.

      18. CERTAIN DEFINITIONS. As used in this Plan, the following terms shall have the following meanings:

           18.1 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           18.2 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           18.3 "Affiliate" means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

           18.4 "Fair Market Value" shall mean the fair market value of the Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate) or, in the event the common stock of the Company is listed on a stock exchange or on the Nasdaq National Market, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate).


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
                             LXR BIOTECHNOLOGY INC.

                    DIRECTORS NONQUALIFIED STOCK OPTION GRANT

Optionee:                           ____________________________________

Address:                            ____________________________________

                                    ____________________________________

Total Shares Subject to Option:     ____________________________________

Exercise Price Per Share:           $___________________________________

Date of Grant:                      ____________________________________

Expiration Date:                    ____________________________________

      1. GRANT OF OPTION. LXR Biotechnology Inc., a Delaware corporation (the "Company"), has granted to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock, $0.0001 par value per share, of the Company set forth above (the "Shares") at the exercise price per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1993 Directors Stock Option Plan, as amended to the date hereof (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

      2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall become exercisable as to 20% of the Shares on the date one year after the Date of Grant, and as to an additional 1.667% of the Shares each calendar month thereafter, so long as the Optionee continuously remains a member of the Board of Directors of the Company (a "Board Member").

      3. RESTRICTION ON EXERCISE. This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended (the "Act"), and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission (the "SEC"), any state securities commission or any stock exchange or national market system to effect such compliance.

      4. TERMINATION OF OPTION. Except as provided below in this Section , this Option shall terminate and may not be exercised if Optionee ceases to be a Board Member. The date on which Optionee ceases to be a Board Member shall be referred to as the "Termination Date."

           4.1 Termination Generally. If Optionee ceases to be a Board Member for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within six (6) months after the Termination Date, but in no event later than the Expiration Date.

           4.2 Death or Disability. If Optionee ceases to be a Board Member because of the death of Optionee or the disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve (12) months after the Termination Date, but in no event later than the Expiration Date.

      5.   MANNER OF EXERCISE.

           5.1 Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed written Directors Stock Option Exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

           5.2 Payment. Payment for the Shares may be made (a) in cash (by check); (b) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six (6) months (and which have been paid for within the meaning of SEC Rule 144 and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or were obtained by the Optionee in the open public market, having a Fair Market Value equal to the exercise price of the Option; (c) by waiver of compensation due or accrued to Optionee for services rendered; (d) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; (e) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or (f) by any combination of the foregoing.

           5.3 Withholding Taxes. Prior to the issuance of the Shares upon exercise of this Option, Optionee shall pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

           5.4 Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

      6. NONTRANSFERABILITY OF OPTION. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or by the Optionee's guardian or legal representative, unless otherwise permitted by the Committee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

      7. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company to the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee. Nothing in the Plan or this Grant shall confer on Optionee any right to continue as a Director, employee, officer or consultant of the Company.

      8. ENTIRE AGREEMENT. The Plan and the Directors Stock Option Exercise Agreement are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

                                          LXR BIOTECHNOLOGY INC.

                                          By:  _______________________________


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
                                   ACCEPTANCE

      Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a qualified tax advisor prior to such exercise or disposition.

                                          __________________________________
                                                        Optionee

                                    Exhibit A

                             LXR BIOTECHNOLOGY INC.
                        1993 DIRECTORS STOCK OPTION PLAN
                         STOCK OPTION EXERCISE AGREEMENT

I hereby elect to purchase the number of shares of Common Stock, $0.0001 par value per share, as set forth below:

Optionee______________________________     Number of Shares Purchased:__________
Social Security Number:_______________ Purchase Price per Share:____________ Address:______________________________ Aggregate Purchase Price:____________

                                           Date of Option Grant:________________
Type of Option:[ ]Incentive Stock Option   Exact Name of Title to Shares:_______
               [ ]Nonqualified Stock       _____________________________________
                  Option                   _____________________________________

      Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Grant, as follows (check as applicable and complete):

[ ] in cash or by check in the amount of $__________________, receipt of which is acknowledged by the Company;

[ ]   where approved by the Committee at the time of grant, by delivery of
      ___________ fully-paid, nonassessable and vested shares of the common stock of the Company owned by Optionee for at least six (6) months prior to the date hereof (and which have been paid for within the meaning of SEC Rule 144), or obtained by Optionee in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current Fair Market Value of $_________ per share;

[ ] by the waiver hereby of compensation due or accrued to Optionee for services rendered in the amount of $______________________.

[ ] through a "same-day-sale" commitment, delivered herewith, from Optionee and the NASD Dealer named therein, in the amount of $___________________; or

[ ] through a "margin" commitment, delivered herewith from Optionee and the NASD Dealer named therein, in the amount of $_____________________.

      TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

      ENTIRE AGREEMENT. The Plan and Grant are incorporated herein by reference. This Exercise Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Delaware law except for that body of law pertaining to conflict of laws.

Date:______________________________    _________________________________________
                                       Signature of Optionee